Exhibit 10.7

                                                                     OCS-G 24335

                        ASSIGNMENT OF RECORD TITLE INTEREST

UNITED STATES OF AMERICA

OUTER CONTINENTAL SHELF

OFFSHORE TEXAS

      KNOW ALL MEN BY THESE PRESENTS THAT:

      GRYPHON EXPLORATION COMPANY, OCS Qualification Number 2466, whose address is 1200 Smith Street, Suite 1700, Houston, Texas 77002-4312, (hereinafter referred to as "Assignor"), for and in consideration of the sum of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, convey, assign, transfer, set over and deliver unto RIDGEWOOD ENERGY CORPORATION, OCS Qualification Number 1308, whose address is The Ridgewood Commons, 947 Linwood Avenue, Ridgewood, New Jersey 07450, (hereinafter referred to as "Assignee") an undivided 25.00% of 8/8ths Record Title Interest in and to the following Oil and Gas Lease:

      That particular Oil and Gas Lease dated October 1, 2002, from the United States Department of the Interior, Minerals Management Service, as Lessor, to Gryphon Exploration Company, as Lessee, covering all of Block 619, Matagorda Island Area, OCS Leasing Map, Texas Map No.4, containing 5,760.00 acres, more or less, and bearing Serial No. OCS-G 24335 (the "Lease").

This Assignment is made by Assignor and accepted by Assignee subject to the following:

            (i)   The terms and provisions of the Lease;

            (ii) That particular Participation Agreement effective May 18, 2004, by and between Gryphon Exploration Company and Ridgewood Energy Corporation covering the Matagorda Area, Block 619;

            (iii) That particular Joint Operating Agreement dated February 25,
                  2004, between Gryphon Exploration Company, as Operator, and Stephens Production Company, LLC and Fidelity Exploration & Production Company, as Non-Operators, covering Matagorda Island Area, Block 619, Offshore Texas; and

            (iv) That particular Assignment of Overriding Royalty Interest dated effective October 1, 2002, from Gryphon Exploration Company to Seitel Data, Ltd. of 1% of 8/8ths in and to the Lease.

Reference to such documents is here made for all purposes and shall be considered as part hereof as if written herein in its entirety.

Assignor hereby reserves and excepts from Assignment and retains unto itself, its successors and assigns an overriding royalty interest of two-percent of eight-eights (2% of 8/8ths) of the value of production saved, marketed and sold from or attnbutable to the assigned interest. Such overriding royalty shall be free and clear of all costs and expenses of development and operation of the lands covered by the Lease but shall bear its proportionate part of all applicable taxes. The reserved overriding royalty interest shall be proportionally reduced to the extent of the assigned interest.

The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the Parties hereto, their respective successors, legal representatives and assigns. This Assignment is subject to approval by the Minerals Management Service of the United States Department of the Interior or any other governmental agency having jurisdiction.

      IN WITNESS WHEREOF, this Assignment is executed on this_______________day of _________, 2005, but effective as of 7:00 a.m. on the 1st day of October 2004.


WITNESSES:                               ASSIGNOR:

                                         Gryphon Exploration Company


                                         By:
----------------------------------          ------------------------------------
                                            Charles H. Odom
                                            Vice President
__________________________________

                                         ASSIGNEE:

                                         Ridgewood Energy Corporation


[SIGNATURE ILLEGIBLE]                    By: /s/ Robert E. Swanson
----------------------------------          ------------------------------------
                                            Robert E. Swanson
[SIGNATURE ILLEGIBLE]                       President and Chairman of the Board
----------------------------------

STATE OF TEXAS

COUNTY OF HARRIS

      ON THIS _____________________ day of ______________________, 2005, before me, appeared Charles H. Odom, to me personally known, who, by me duly sworn, did say that he is the Vice President of Gryphon Exploration Company, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors and said Charles H. Odom acknowledged said instrument to be the free act and deed of said corporation.

                       ----------------------------------
                            NOTARY PUBLIC IN AND FOR
                              HARRIS COUNTY,TEXAS
                         MY COMMISSION EXPIRES ____________

STATE OF  NEW JERSEY

COUNTY OF BERGEN

      ON THIS 11 day of February, 2005, before me, appeared Robert E. Swanson, to me personally known, who, by me duly sworn, dld say that he is the President and Chairman of the Board of Ridgewood Energy Corporation, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors and said Robert E. Swanson acknowledged said instrument to be the free act and deed of said corporation.

                                                                   --------------------------------
                            /s/ Jeanne Thompson                           JEANNE THOMPSON
                       ----------------------------------           A Notary Public of New Jersey
                            NOTARY PUBLIC IN AND FOR               My Commisson Expries May 3, 2007
                              HARRIS COUNTY,TEXAS                  --------------------------------
                         MY COMMISSION EXPIRES ____________

[SEAL OMITTED]      United States Department of the Interior      [SEAL OMITTED]

                           MINERALS MANAGEMENT SERVICE
                           Gulf of Mexico OCS Region
                           1201 Elmwood Park Boulevard
                        New Orleans, Louisiana 70123-2394

In Reply Refer To: OCS-G 24335

                                              Instrument:

                                                   Filed:       March 14, 2005
                                                   Executed:    February 22,2005
                                                   Approved:    March 25, 2005
                                                   Effective:   October 1, 2004

Gryphon Exploration Company
                       Assignor

Ridgewood Energy Corporation
                       Assignee

ACTION: ASSIGNMENT APPROVED                                          Oil and Gas

The approval of this assignment is restricted to record title interest only, and by virtue of this approval, the Assignee is subject to, and shall fully comply with, all applicable regulations now or to be issued under the Outer
Continental Shelf Lands Act, as amended. Notwithstanding any agreement between the Assignor and Assignee, the parties remain subject to the liability provisions of the Minerals Management Service regulations codified at 30 CFR
256.62 (d) and (e).

Assignor assigned unto Assignee 25% of 8/8ths record title interest. Record title interest is now held as follows:

OCS-G 24335 All of Block 619, Matagorda Island Area

         Gryphon Exploration Company            62.50%
         Stephens Production Company, LLC       12.50%
         Ridgewood Energy Corporation           25.00%


                                        /s/ Steven K. Waddell

                                        Steven K. Waddell, CPL
                                        Supervisor, Adjudication Unit
                                        Leasing and Environment

cc:   Assignor
      Assignee
      Case File

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